Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ 08807

Synchronoss Technologies Announces Fourth Quarter and Full Year 2019 Financial Results; AT&T set to deploy the Synchronoss Personal Cloud Solution

BRIDGEWATER, NJ - March 9, 2020 - (GLOBE NEWSWIRE) -- Synchronoss Technologies Inc. (NASDAQ: SNCR), a global leader and innovator in cloud, messaging, digital and IoT platforms and products, today announced financial results for its fourth quarter and year ended December 31, 2019. Synchronoss also announced this morning that AT&T is set to deploy the Synchronoss Personal Cloud Solution for AT&T Mobility wireless customers.

Financial highlights:

•	Revenue for the quarter was $90.6 million. For the full year, revenue was $308.7 million.

•	GAAP net loss for the quarter was $14.7 million. For the full year, GAAP net loss was $136.7 million.

•	Synchronoss delivered $6.5 million of adjusted EBITDA for the quarter. For the full year, adjusted EBITDA was $27.6 million.

•	Total costs and expenses were down 13 percent in the fourth quarter and 15 percent for the year.

•	Synchronoss ended the year with $39.0 million of cash on the balance sheet.

Three Months Ended December 31,
$000s	2019	2018	% Change
Revenues	$90,588	$82,102	10.3%

Net Loss Attributable to Synchronoss	(14,671)	(101,909)	85.6%
Non-GAAP Net Loss From Cont. Ops. Attributable to Synchronoss	(2,502)	(80,837)	96.9%
Adjusted EBITDA	6,486	15,436	(58.0)%

Twelve Months Ended December 31,
$000s	2019	2018	% Change
Revenues	$308,749	$325,839	(5.2)%

Net Loss Attributable to Synchronoss	(136,720)	(243,748)	43.9%
Non-GAAP Net Loss From Cont. Ops. Attributable to Synchronoss	(53,777)	(176,914)	69.6%
Adjusted EBITDA	27,584	14,023	96.7%

Glenn Lurie, president and chief executive officer, stated “Synchronoss finished 2019 on a strong note, with our highest revenue quarter in two years. And 2020 is off to a good start, as we have already launched two new cloud customers - TracFone and Assurant - and we are launching AT&T this week. In addition, our advanced messaging work with the CCMI joint venture of AT&T, Sprint, T-Mobile, and Verizon is well underway, and we are already seeing upside to the original contract in the form of additional technology integration and professional services work.”

Mr. Lurie added, “With the new business wins we closed in 2019, we have the business in hand along with the quality of our sales funnel to energize profitable growth for the next several years. We have worked hard to right size our expense base and see additional opportunities to reduce costs and grow operating margins in the new year."

David Clark, chief financial officer, added, “Synchronoss ended the year with $39 million of cash, up from $20 million at the end of the third quarter. In 2019, we reduced total costs and expenses 13 percent, which drove a significant improvement in financial results. For the full year, Adjusted EBITDA was $27.6 million, up from $14.0 million in 2018. We believe we can deliver approximately $15 million of additional cost savings in 2020.”

New Business Update

New customer agreements and partnerships that the company has completed since the last earnings announcement include:

•
AT&T Mobility is launching the Synchronoss Personal Cloud solution for its wireless customers. The Synchronoss Personal Cloud solution will fully integrate into a suite of AT&T services, leveraging the cloud to vastly improve the subscriber’s overall experience. It will also give AT&T the ability to provide and monetize new value-added services to its wireless customers.

•	Synchronoss’ Personal Cloud Solution has been fully integrated with Pocket Geek by Assurant to provide an enhanced device and content protection solution to a leading North American carrier.

•
In November, the company was selected by the Cross-Carrier Messaging Initiative (CCMI), a joint venture of AT&T, Sprint, T-Mobile, and Verizon, to deliver an advanced mobile messaging experience across all four mobile networks.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is included below under the heading "Non-GAAP Financial Measures."

Conference Call Details

Synchronoss will host a conference call on Monday, March 9, 2020, at 5:00 p.m. (ET) to discuss the company’s financial results. To access this call, dial 1-201-493-6784. Additionally, a live web cast of the conference call will be available on the Investor Relations page on the company’s web site at www.synchronoss.com.

Following the conference call, a replay will be available for a limited time at 1-412-317-6671. The replay pass code is 13698084. An archived web cast of this conference call will also be available on the Investor Relations page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income (loss), net income (loss), effective tax rate, earnings (loss) per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back fair value stock-based compensation expense, acquisition-related costs which includes integration costs, restructuring and cease-use lease expense, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions as well as certain non-recurring adjustments.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-

GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss transforms the way companies create new revenue, reduce costs and delight their subscribers with cloud, messaging, digital and IoT products, supporting hundreds of millions of subscribers across the globe. Synchronoss’ secure, scalable and groundbreaking new technologies, trusted partnerships, and talented people change the way TMT customers grow their businesses. For more information, visit us at www.synchronoss.com.

Forward-looking Statements

This press release includes statements concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements. Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s expectations regarding expenses and revenue, the Company’s growth strategies, the anticipated trends and challenges in the business and the market in which the Company operates, the Company’s expectations regarding federal, state and foreign regulatory requirements, the pending lawsuits against the Company described in its most recent SEC filings, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which is on file with the SEC and available on the SEC’s website at www.sec.gov. The company does not undertake any obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Contact:

Investors:
Joe Crivelli
Vice President, Investor Relations
908-566-3131
investor@synchronoss.com

Media:
CCgroup
US: Diane Rose, +1 727-238-7567 or International: Anais Merlin, +44 20 3824 9219
synchronoss@ccgrouppr.com

SYNCHRONOSS TECHNOLOGIES, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited) (In thousands)

	December 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$38,990	$103,771
Restricted cash*	11	6,089
Marketable securities, current	11	28,230
Accounts receivable, net of allowances for bad debt of $1,864 and $4,599 at December 31, 2019 and December 31, 2018, respectively**	65,863	102,798
Prepaid expenses	24,224	45,058
Other current assets	4,792	8,508
Total current assets	133,891	294,454
Marketable securities, non-current	—	6,658
Property and equipment, net	26,525	67,937
Operating lease right-of-use assets	53,965	—
Goodwill	222,969	224,899
Intangible assets, net	77,613	98,706
Other assets	8,054	8,982
Equity method investment	—	1,619
Total assets	$523,017	$703,255

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	21,551	13,576
Accrued expenses	56,810	59,545
Deferred revenues, current	65,858	57,101
Short-term convertible debt, net of debt issuance costs	—	113,542
Total current liabilities	144,219	243,764
Lease financing obligation	—	9,494
Operating lease liabilities, non-current	60,976	—
Deferred tax liabilities	1,098	1,347
Deferred revenues, non-current	21,941	59,841
Other non-current liabilities	4,588	10,797
Redeemable noncontrolling interest	12,500	12,500
Commitments and contingencies
Series A Convertible Participating Perpetual Preferred Stock, $0.0001 par value; 10,000 shares authorized; 217 shares issued and outstanding at December 31, 2019	200,865	176,603
Stockholders’ equity:
Common stock, $0.0001 par value; 100,000 shares authorized, 51,704 and 49,836 shares issued; 44,542 and 42,674 outstanding at December 31, 2019 and December 31, 2018, respectively	5	5
Treasury stock, at cost (7,162 and 7,162 shares at December 31, 2019 and December 31, 2018, respectively)	(82,087)	(82,087)
Additional paid-in capital	525,739	534,673
Accumulated other comprehensive loss	(32,515)	(30,383)
Accumulated deficit	(334,312)	(233,299)
Total stockholders’ equity	76,830	188,909
Total liabilities and stockholders’ equity	$523,017	$703,255

SYNCHRONOSS TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018	2017

Net revenues	$90,588	$82,102	$308,749	$325,839	$402,361
Costs and expenses:
Cost of revenues*	42,449	31,014	150,407	158,802	181,453
Research and development	18,286	19,383	75,568	79,172	90,850
Selling, general and administrative	29,909	22,744	112,771	122,112	154,037
Restructuring charges	17	3,950	755	12,375	10,739
Depreciation and amortization	18,116	47,324	77,036	117,654	94,884
Total costs and expenses	108,777	124,415	416,537	490,115	531,963
Loss from continuing operations	(18,189)	(42,313)	(107,788)	(164,276)	(129,602)
Interest income	542	252	1,258	7,770	12,502
Interest expense	(104)	(976)	(1,355)	(4,911)	(55,771)
Gain (loss) on extinguishment of debt	—	1,760	822	1,760	(29,413)
Other Income (expense), net	7,372	(65,737)	7,389	(74,917)	(17,678)
Equity method investment loss	—	(28,671)	(1,619)	(28,600)	(9,125)
Loss from continuing operations, before taxes	(10,379)	(135,685)	(101,293)	(263,174)	(229,087)
Benefit (provision) for income taxes	4,446	16,290	(2,167)	17,894	34,863
Net loss from continuing operations	(5,933)	(119,395)	(103,460)	(245,280)	(194,224)
Net income from discontinued operations, net of tax**	—	18,288	—	18,288	75,495
Net loss	(5,933)	(101,107)	(103,460)	(226,992)	(118,729)
Net (income) loss attributable to redeemable noncontrolling interests	(194)	6,715	(1,126)	8,837	9,291
Preferred stock dividend	(8,544)	(7,517)	(32,134)	(25,593)	—
Net loss attributable to Synchronoss	$(14,671)	$(101,909)	$(136,720)	$(243,748)	$(109,438)

Earnings per share
Basic:
Continuing operations	$(0.36)	$(3.01)	$(3.36)	$(6.51)	$(4.14)
Discontinued operations**	—	0.45	—	0.46	1.69
	$(0.36)	$(2.56)	$(3.36)	$(6.05)	$(2.45)
Diluted:
Continuing operations	$(0.36)	$(3.01)	$(3.36)	$(6.51)	$(4.14)
Discontinued operations**	—	0.45	—	0.46	1.69
	$(0.36)	$(2.56)	$(3.36)	$(6.05)	$(2.45)
Weighted-average common shares outstanding:
Basic	41,085	39,885	40,694	40,277	44,669
Diluted	41,085	39,885	40,694	40,277	44,669

SYNCHRONOSS TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands) (Unaudited)

	Twelve Months Ended December 31,
	2019	2018	2017
Operating activities:
Net loss continuing operations	$(103,460)	$(245,280)	$(194,224)
Net loss from discontinued operations	—	—	75,495
Gain (loss) on Sale of discontinued operations, net of tax	—	18,288	(122,842)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	77,037	97,092	93,924
Goodwill impairment	—	9,100	—
Impairment of long-lived assets and capitalized software	—	11,462	960
Change in fair value of financial instruments	(163)	(3,849)	4,367
Amortization of debt issuance costs	285	1,294	12,771
(Gain) loss on extinguishment of debt	(822)	(1,760)	29,413
Accrued PIK interest	—	(7,037)	(12,090)
Allowance for loan losses	—	84,314	14,562
Loss (earnings) from Equity method investments	1,619	28,600	9,125
(Gain) loss on Disposals of fixed assets	15	277	(4,947)
Discontinued operations non-cash and working capital adjustments*	—	—	48,647
(Gain) loss on Disposals of intangible assets	(5,429)	—	—
Amortization of bond premium	(34)	107	244
Deferred income taxes	(222)	(12,350)	19,243
Non-cash interest on leased facility	—		1,203
Stock-based compensation	22,287	27,604	22,495
Contingent consideration obligation	—	—	(2,711)
Cumulative adjustment to STI receivable	26,044	—
ROU Asset Impairment	6,268	—
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	10,891	(21,521)	29,283
Prepaid expenses and other current assets	27,215	(5,315)	(5,513)
Other assets	1,710	973	3,237
Accounts payable	8,879	6,846	(9,098)
Accrued expenses	(7,059)	(18,068)	(4,949)
Other liabilities	(4,362)	(4,675)	(3,337)
Deferred revenues	(28,856)	2,529	(23,506)
Net cash provided by (used in) operating activities	31,843	(31,369)	(18,248)

Investing activities:
Purchases of fixed assets	(8,183)	(11,656)	(12,151)
Purchases of intangible assets and capitalized software	(13,008)	(14,372)	(9,119)
Proceeds from the sale of intangibles	5,429	—	—
Proceeds from the sale of Speechcycle	—	—	13,500
Purchases of marketable securities available for sale	(51,745)	(36,789)	(219)
Maturity of marketable securities available for sale	86,884	4,865	12,371
Proceeds from the sale of discontinued operations	—	—	928,171
Equity investment	—	404	608
Investing activities in discontinued operations*	—	—	(13,721)
Investment in note receivable	—	—	(6,187)
Business acquired, net of cash	—	(9,734)	(815,008)
Net cash provided by (used in) investing activities	19,377	(67,282)	98,245

Financing activities:
Share-based compensation-related proceeds, net of taxes paid on withholding shares	39	—	2,584
Taxes paid on withholding shares	(15)	—	(442)
Payments on contingent consideration	—	—	(122)
Debt issuance costs related to the Credit Facility	—	—	(3,692)
Debt issuance costs related to long-term debt	—	—	(19,887)
Debt amendment costs related to long-term debt	—	—	(16,776)
Proceeds from issuance of convertible notes	—	—	900,000
Retirement of Convertible Senior Notes & related costs	(113,006)	(113,696)	—
Repayment of long-term debt	—	—	(900,000)
Borrowings on revolving line of credit	2,000	—
Repayment of revolving line of credit	(2,000)	—	(29,000)
Excess tax benefits from stock option exercises	—	—	17
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	—	—	1,047
Proceeds from issuance of preferred stock	—	86,220	—
Preferred dividend payment	(7,075)	(7,075)	—
Proceeds from mandatorily redeemable financial instruments	—	—	33,592
Payments on capital obligations	(1,200)	(1,334)	(2,985)
Net cash used in financing activities	(121,257)	(35,885)	(35,664)

Effect of exchange rate changes on cash	(822)	(1,729)	(9,641)

Net decrease in cash and cash equivalents	(70,859)	(136,265)	34,692
Cash and cash equivalents, beginning of period	109,860	246,125	211,433
Cash and cash equivalents, end of period	$39,001	$109,860	$246,125

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$3,598	$22,549	$7,612
Cash refund for income taxes	$20,733	$—	$—
Cash paid for interest	$666	$3,258	$55,957

Supplemental disclosures of non-cash investing and financing activities:
Accrued dividends on Series A Convertible Participating Perpetual Preferred Stock	$22,005	$7,075	$—
Issuance of common stock in connection with Intralinks acquisition	$—	$—	$4,700

Cash and cash equivalents per Consolidated Balance Sheets	$38,990	$103,771	$156,299
Restricted cash	$11	$6,089	$89,826
Total cash, cash equivalents and restricted cash	$39,001	$109,860	$246,125

SYNCHRONOSS TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,
	2019	2018	2019	2018
Non-GAAP financial measures and reconciliation:
GAAP Revenue	$90,588	$82,102	$308,749	$325,839
Less: Cost of revenues	42,449	31,014	150,407	158,802
Gross Profit	48,139	51,088	158,342	167,037
Add / (Less):
Stock-based compensation expense	782	1,035	2,928	3,447
Restructuring and cease-use lease expense	—		405
Cumulative adjustment to STI receivable	—		26,044
Adjusted Gross Profit	$48,921	$52,123	$187,719	$170,484
Adjusted Gross Margin	54.0%	63.5%	60.8%	52.3%

GAAP Net loss attributable to Synchronoss	$(14,671)	$(101,909)	$(136,720)	$(243,748)
Add / (Less):
Stock-based compensation expense	5,222	7,216	22,250	22,038
Acquisition costs	—	38	(230)	149
Restructuring and cease-use lease expense	17	4,539	7,446	8,425
Amortization expense	5,610	8,472	24,683	25,122
Non-GAAP Expenses attributable to Non-Controlling Interest	—	(523)	(76)	(1,269)
One-Time Expenses due to Restatement, etc.	1,320	3,638	2,826	19,608
Cumulative adjustment to STI receivable	—		26,044
Income Tax Effect at Statutory Tax Rates	—	(2,308)	—	(7,239)
Non-GAAP Net loss from continuing operations attributable to Synchronoss	$(2,502)	$(80,837)	$(53,777)	$(176,914)

Diluted Non-GAAP Net loss from continuing operations per share	$(0.06)	$(2.04)	$(1.32)	$(4.39)

Weighted shares outstanding - Basic	41,085	39,612	40,694	40,277

SYNCHRONOSS TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended					Twelve Months Ended
	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Dec 31, 2019	Dec 31, 2018

Net (loss) income attributable to Synchronoss	$(101,909)	$(27,587)	$(25,030)	$(69,432)	$(14,671)	$(136,720)	$(243,748)
Add / (Less):
Restructuring and cease-use lease expense	3,950	740	474	6,215	17	7,446	12,375
Depreciation and amortization	47,324	20,143	20,269	18,508	18,116	77,036	117,654
Interest income	(252)	(189)	(299)	(228)	(542)	(1,258)	(7,770)
Interest Expense	976	585	463	203	104	1,355	4,911
Gain on Extinguishment of debt	(1,760)	(387)	(430)	(5)	—	(822)	(1,760)
Other Income (expense), net	65,737	(463)	24	422	(7,372)	(7,389)	74,917
Equity method investment loss	28,671	1,243	376	—	—	1,619	28,600
Provision (benefit) for income taxes	(16,290)	(1,391)	(1,844)	9,849	(4,446)	2,168	(17,894)
Net (loss) income attributable to noncontrolling interests	(6,715)	313	593	25	194	1,125	(8,837)
Preferred dividend	7,517	7,537	7,859	8,194	8,544	32,134	25,593
Stock-based compensation expense	5,566	5,554	5,474	6,000	5,222	22,250	27,604
Acquisition costs	109	(188)	(42)	—	—	(230)	258
Cumulative adjustment to STI receivable				26,044	—	26,044
One-Time Expenses due to Restatement, etc.	800	720	782	4	1,320	2,826	20,408
Net income from discontinued operations, net of taxes	(18,288)	—	—	—	—	—	(18,288)
Adjusted EBITDA (non-GAAP)	$15,436	$6,630	$8,669	$5,799	$6,486	$27,584	$14,023

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,
	2019	2018	2019	2018

Net Cash (used in) provided by operating activities	$20,004	$29,293	$31,843	$(31,369)
Add / (Less):
Capitalized software	(3,719)	(3,360)	(13,008)	(14,372)
Property and equipment	(1,106)	(3,091)	(8,183)	(11,656)
Free Cashflow	$15,179	$22,842	$10,652	$(57,397)
Add: One-Time Expenses due to Restatement, etc.	1,320	800	2,826	20,408
Adjusted Free Cashflow	$16,499	$23,642	$13,478	$(36,989)